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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                              DT Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                              [DT INDUSTRIES LOGO]

                       ---------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           THURSDAY, NOVEMBER 7, 2002

                       ---------------------------------

To the Stockholders of
DT Industries, Inc.:

     The Annual Meeting of Stockholders of DT Industries, Inc., a Delaware corporation, will be held at our corporate headquarters, 907 West Fifth Street, Dayton, Ohio 45407, on Thursday, November 7, 2002, at 10:00 a.m., Eastern Standard Time, for the following purposes:

     (1) To elect three Class III directors to serve on our Board of Directors for terms of three years or until their successors are duly elected and qualified; and

     (2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on September 20, 2002 are entitled to notice of, and to vote at, the meeting.
                                          Order of the Board of Directors,

                                          /S/ DENNIS S. DOCKINS

                                          Dennis S. Dockins
                                          General Counsel and Secretary
Dayton, Ohio
October 11, 2002

ALL STOCKHOLDERS ARE URGED TO ATTEND THE ANNUAL MEETING IN PERSON OR BY PROXY. PLEASE FILL OUT, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING.

                              DT INDUSTRIES, INC.
                             907 WEST FIFTH STREET
                               DAYTON, OHIO 45407

                       ---------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           THURSDAY, NOVEMBER 7, 2002

                       ---------------------------------

                                PROXY STATEMENT
                       ---------------------------------

SOLICITATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of DT Industries, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Standard Time, Thursday, November 7, 2002, or at any adjournment or postponement thereof. The Annual Meeting will be held at our corporate headquarters, 907 West Fifth Street, Dayton, Ohio 45407. At the Annual Meeting, stockholders will be asked to vote on the election of three Class III directors to our Board of Directors. We are not aware of any other matters to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will vote the proxy according to their judgment. As used in this Proxy Statement, unless the context indicates otherwise, the terms "we", "us", "our" and "DTI" refer to DT Industries, Inc. and its consolidated subsidiaries.

     We will bear the cost of soliciting proxies. In addition to solicitation by mail, proxies may be solicited by our officers, directors and regular employees personally or by telephone, e-mail or facsimile for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward this proxy statement to, and obtain proxies from, beneficial owners of our common stock, $.01 par value ("Common Stock"), held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in so doing.

     This proxy statement and enclosed form of proxy are first being sent to stockholders on or about October 11, 2002.

RECORD DATE, OUTSTANDING SHARES AND VOTING RIGHTS

     Stockholders of record at the close of business on September 20, 2002 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 23,647,932 shares of Common Stock, each of which is entitled to one vote. No cumulative voting rights exist under our Restated Certificate of Incorporation. For information regarding the ownership of our Common Stock by holders of more than five percent of the outstanding shares and by our management, see "Security Ownership of Certain Beneficial Owners and Management."

QUORUM; REQUIRED VOTE; ABSTENTIONS AND BROKER NON-VOTES

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock as of the record date constitutes a quorum necessary for the transaction of business at the Annual Meeting. For purposes of determining the presence of a quorum, shares represented by directions to withhold authority to vote for any nominee, abstentions and "broker non-votes" will be counted as present at the Annual Meeting. Broker non-votes are executed proxies returned by brokers holding shares in a brokerage account (sometimes referred to as being held in "street name") that indicate that the brokers have not received instructions from the beneficial owners of the shares represented by the proxies and do not have the discretionary authority to vote the shares with respect to a particular matter. The three nominees for election as Class III directors who receive the greatest number of votes cast for election of the directors at the Annual Meeting will be elected Class III directors. As a result, withholding your authority to vote for a nominee, abstentions and broker non-votes will not affect the outcome of the election.

VOTING OF PROXIES

     Stockholders may use the enclosed proxy card if they (1) are unable or do not wish to attend the Annual Meeting in person, or (2) wish to have their shares voted by proxy even if they do attend the Annual Meeting. You are encouraged to vote your shares by proxy, even if you plan to attend the Annual Meeting, so that your vote will be counted if you are unable or later decide not to attend the Annual Meeting. John M. Casper and Gregory D. Wilson, the persons named as proxies on the enclosed proxy card, were selected by the Board of Directors to serve in that capacity. John M. Casper is our Senior Vice
President -- Finance and Chief Financial Officer, and Gregory D. Wilson is our Controller. The shares represented by executed and returned proxies received before the Annual Meeting, and not revoked before they are exercised, will be voted in accordance with the directions indicated thereon. If a stockholder does not indicate how its properly executed unrevoked proxy is to be voted, its shares will be voted for the election of the three Class III nominees set forth herein. Each stockholder can revoke a proxy and change its vote at any time before the Annual Meeting by (1) delivering to our Secretary a written notice revoking the proxy or a later-dated, executed proxy card relating to the same shares, or (2) attending the Annual Meeting and voting in person (however, if a stockholder attends the Annual Meeting and does not vote, its proxy will still be voted).

     If your shares of Common Stock are held in an account at a brokerage firm or bank, your broker or bank is considered the stockholder of record of those shares and is forwarding these proxy materials to you because you are considered the beneficial owner. You have the right to direct your bank or broker how to vote your shares. If you do not provide these directions and a broker or bank holding your shares returns an executed proxy card indicating that it does not have discretionary authority to vote on the election of directors, this will constitute a broker non-vote and have the effect described above. Your broker or bank has enclosed or provided instructions for how to direct it to vote your shares or how to change such vote.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

     Pursuant to our Restated Certificate of Incorporation, our Board of Directors is divided into three classes (Class I, Class II and Class III), with all classes as nearly equal in number as possible. One class of directors is ordinarily elected at each Annual Meeting of Stockholders for a three-year term. The terms of the Class III directors expire at the Annual Meeting. William H.T. Bush, Charles A. Dill and Robert C. Lannert, each of whom is currently serving as a Class III director, have been nominated by our Board for election as Class III directors at the Annual Meeting for terms of three years each or until their successors are duly elected and qualified, unless they die, resign or are removed from office prior to that time.

     Our Board currently consists of eight members. There are no family relationships among any of our directors or executive officers. Our five directors who do not have terms expiring at the Annual Meeting will continue to serve after the Annual Meeting until such time as their respective terms of office expire and their successors are duly elected and qualified, unless they die, resign or are moved from office prior to that time.

     All nominees have consented to serve if elected. In the event that any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or vote to allow the vacancy to remain opened until filled by the Board of Directors, in either case as the Board recommends. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH OF THE NOMINEES NAMED BELOW FOR ELECTION AS A CLASS III DIRECTOR.

     The following contains information concerning the nominees for election as Class III directors and our other directors.

NOMINEES FOR DIRECTORS

        CLASS III (TERM OF OFFICE EXPIRES IN 2002)            AGE
        ------------------------------------------            ---
William H. T. Bush........................................    64
Charles A. Dill...........................................    62
Robert C. Lannert.........................................    60

CONTINUING DIRECTORS

        CLASS II (TERM OF OFFICE EXPIRES IN 2004)             AGE
        -----------------------------------------             ---
Lee M. Liberman...........................................    81
Stephen J. Perkins........................................    55

         CLASS I (TERM OF OFFICE EXPIRES IN 2003)             AGE
         ----------------------------------------             ---
James J. Kerley...........................................    79
Charles F. Pollnow........................................    70
John F. Logan.............................................    67

     Mr. Bush has been a director of DTI since November 1995. Mr. Bush has been Chairman of the Board of Bush, O'Donnell & Co., Inc., an investment advisory and merchant banking firm located in St. Louis, Missouri since 1986. Mr. Bush is also a director of Mississippi Valley Bancshares, Inc., the Lord Abbett family of mutual funds of Jersey City, New Jersey, WellPoint Health Networks, Inc., a healthcare provider located in Thousand Oaks, California, and Engineered Support Systems, Inc., a manufacturer of military support equipment and electronics located in St. Louis, Missouri.

     Mr. Dill has been a director of DTI since November 1997. Mr. Dill has been the general partner of Gateway Associates, L.P., a venture capital firm located in St. Louis, Missouri, since November 1995. From 1991 until September 1995, Mr. Dill was President, Chief Executive Officer and a Director of Bridge Information Systems, Inc., an on-line provider of financial and trading data to institutional equity markets. From 1988 until 1990, Mr. Dill was President and Chief Operating Officer of AVX Corporation, a global supplier of capacitors to the electronics industry. From 1963 until 1988, Mr. Dill was employed in various capacities (most recently as Senior Vice President) by Emerson Electric Company. Mr. Dill is also a director of Zoltek Companies, Inc., Stifel Financial Corporation and Transact Technologies, Inc.

     Mr. Lannert has been a director of DTI since January 2002. Mr. Lannert has been Executive Vice President, Chief Financial Officer and a director of Navistar International Corporation, a manufacturer of heavy-duty trucks and diesel engines, since 1990. Mr. Lannert served in a number of financial positions with Navistar and its corporate predecessors from 1964 until his appointment as Chief Financial Officer in 1990.

     Mr. Liberman has been a director of DTI since May 1994. Mr. Liberman has served as Chairman Emeritus of, and a consultant to, Laclede Gas Company, a natural gas utility, since January 1994. From 1976 to January 1994, he served as Chairman of the Board and a director of Laclede Gas Company and, from 1974 to August 1991, as its Chief Executive Officer. Mr. Liberman has served as a director of CPI Corporation since 1975, Falcon Products since 1982 and Furniture Brands International since 1985.

     Mr. Perkins has been our President and Chief Executive Officer and a director of DTI since November 2000. Prior to that time, Mr. Perkins served as President, Chief Operating Officer and Chief Executive Officer-designate from 1999 to early 2000 of Commercial Intertech Corp., a manufacturer of hydraulic components and systems and engineered building systems and products. From 1996 to 1999, Mr. Perkins was President and Chief Executive Officer of Aftermarket Technology Corp., a remanufacturer and a distributor and provider of logistic services to the automotive aftermarket. From 1979 to 1996, Mr. Perkins served in various capacities, including President and Chief Executive Officer from 1983 to 1996, with Senior Flexonics,

Inc. Mr. Perkins began his career in 1968 as an industrial engineer with United States Steel and served in various manufacturing management positions with Copperweld Corporation from 1971 to 1979.

     Mr. Kerley was elected a director of DTI in July 1992, became our Chairman of the Board in May 1997 and served as our interim Chief Executive Officer from September 2000 until November 2000. Mr. Kerley served as the non-executive Chairman of the Board of Directors of Rohr, Inc. from January 1993 to December 1994 and served as its interim President and Chief Executive Officer from January 1993 to April 1993. Mr. Kerley retired from Emerson Electric Co. at the end of 1985 and has served on a number of boards of directors since that time. While active in industry, he was, at various times, the Vice Chairman, Chief Financial Officer and a director of Emerson Electric Co., and Chief Financial Officer and a director of the Monsanto Company and TransWorld Airlines, Inc.

     Mr. Pollnow has been a director of DTI since November 1995. Mr. Pollnow has been the Chairman of the Board, President and Chief Executive Officer of Brulin Corporation, a manufacturer of healthcare, commercial and industrial products with headquarters in Indianapolis, Indiana, since November 1987.

     Mr. Logan was elected a director of DTI in May 1997. He was our President -- Automation Group from May 1997 until his retirement in December 1999. From January 1996 through April 1997, he was our President -- Assembly Systems Group. Mr. Logan co-founded Advanced Assembly Automation, Inc., ("AAA") in 1984 and served as its President from 1984 to 1996. We acquired AAA in 1994.

BOARD AND COMMITTEE MEETINGS; COMMITTEES OF THE BOARD

     The Board of Directors met nine times during the fiscal year ended June 30, 2002. During the fiscal year ended June 30, 2002, no director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served). The Board of Directors presently maintains an Executive Committee, an Executive Compensation and Development Committee, an Audit and Finance Committee, a Special Committee, a Nominating Committee and a Strategy Committee.

     The Executive Committee consists of Messrs. Kerley, Bush, Perkins and Liberman and exercises all powers of the Board of Directors, to the extent permitted by law, between meetings of the Board. The Executive Committee did not meet during the fiscal year ended June 30, 2002.

     The Executive Compensation and Development Committee consists of Messrs. Bush, Dill, Lannert, Liberman, Logan and Pollnow and reviews, approves and administers our executive and key employee compensation policies, makes recommendations concerning our employee benefit policies and administers our Retirement Income Savings Plan, Cafeteria Benefit Plan and incentive compensation bonus, stock option and long term incentive plans in effect from time to time, unless otherwise specified in such plan. The Executive Compensation and Development Committee met three times during the fiscal year ended June 30, 2002.

     The Audit and Finance Committee consists of Messrs. Liberman, Bush, Dill, Lannert and Pollnow and is responsible for the appointment, compensation and oversight of the work of our independent auditors, pre-approving the services performed by our independent auditors, reviewing financial information prior to public disclosure, and reviewing and evaluating our accounting principles and systems of internal accounting controls. The Audit and Finance Committee met six times during the fiscal year ended June 30, 2002.

     The Special Committee consists of Messrs. Liberman, Kerley, Bush, Dill, Pollnow, Logan and Lannert and evaluates our takeover defenses, formulates policies and procedures to be followed in the event of a takeover attempt, reviews takeover attempts, tender offers or any similar activities, evaluates alternatives for financial restructuring, and makes recommendations to the Board on the foregoing. The Special Committee did not meet during the fiscal year ended June 30, 2002.

     The Nominating Committee consists of Messrs. Pollnow, Bush, Liberman and Logan and recommends nominees for election to the Board of Directors. The Nominating Committee met once during the fiscal year ended June 30, 2002.

     The Strategy Committee consists of Messrs. Perkins, Dill, Logan and Pollnow and reviews our business strategies and advises management with respect to our strategic direction. The Strategy Committee did not meet during the fiscal year ended June 30, 2002.

     Mr. Kerley, as Chairman of the Board, serves as a non-voting, ex officio member of the Executive Compensation and Development Committee, the Audit and Finance Committee, the Nominating Committee and the Strategy Committee.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

HOLDERS OF MORE THAN FIVE PERCENT BENEFICIAL OWNERSHIP

     The following table sets forth certain information concerning the beneficial ownership of Common Stock as of September 1, 2002 by each stockholder who is known by us to own beneficially in excess of 5% of the outstanding Common Stock. Except as otherwise indicated, to the best of our knowledge all persons listed below have sole voting and investment power with respect to their shares of Common Stock.

                                                               SHARES OF         PERCENT OF
NAME AND ADDRESS                                              COMMON STOCK   OUTSTANDING SHARES
----------------                                              ------------   ------------------
State of Wisconsin Investment Board.........................  4,459,100(1)         18.9%
  PO Box 7842
  Madison, WI 53707
The Northwestern Mutual Life Insurance Company..............  3,754,568(2)         15.2%
  720 East Wisconsin Avenue
  Madison, WI 53202
Ironwood Capital Management, L.L.C. ........................  2,713,490(3)         11.5%
  21 Custom House Street
  Boston, MA 02110
Citigroup, Inc. ............................................  2,503,038(4)         10.3%
  425 Park Avenue
  New York, NY 10043
Mass Mutual Life Insurance Co. .............................  2,503,009(5)         10.3%
  One Memorial Drive, Suite 1100
  Cambridge, MA 02142
Putnam Investments, L.L.C. .................................  2,465,280(6)         10.4%
  One Post Office Square
  Boston, MA 02109
Fidelity Management & Research Company......................  1,786,500(7)          7.6%
  82 Devonshire Street
  Boston, MA 02109
Royce & Associates, Inc. ...................................  1,239,000(8)          5.2%
  1414 Avenue of the Americas
  New York, NY 10019

-------------------------
(1) The number of shares of Common Stock shown as beneficially owned was derived from a Schedule 13G/A dated February 15, 2002 that was filed with the Commission by State of Wisconsin Investment Board ("SWIB"), reflecting beneficial ownership of 1,959,100 shares of Common Stock. This amount also includes 2,500,000 shares of Common Stock purchased by SWIB in a private placement consummated on June 20, 2002.

(2) The number of shares of Common Stock shown as beneficially owned was derived from a Schedule 13G/A dated July 8, 2002 that was filed with the Commission by the Northwestern Mutual Life Insurance Company ("Northwestern"). The 3,754,568 shares of Common Stock beneficially owned by Northwestern includes 1,071,500 shares of common stock issuable upon conversion of outstanding trust preferred securities.

(3) The number of shares of Common Stock shown as beneficially owned was derived from information provided by Ironwood Capital Management, LLC ("ICM") and a
    Schedule 13G dated May 10, 2002 that was filed with the Commission jointly by ICM, Warren J. Isabelle ("Isabelle"), Richard L. Droster ("Droster"), Donald Collins ("Collins") and ICM/Isabelle Small-Cap Value Fund (the "Fund"). According to the Schedule 13G, ICM, Isabelle, Droster and Collins each has shared voting power with respect to 1,096,590 shares of Common Stock and shared dispositive power with respect to 1,583,490 shares of Common Stock, and the Fund has shared voting and dispositive power with respect to 653,800 shares of Common Stock. This amount also includes 1,130,000 shares of Common Stock purchased by ICM and its affiliates, including the Fund, in a private placement consummated on June 20, 2002. These shares are beneficially owned by ICM.

(4) The number of shares of Common Stock shown as beneficially owned was derived from a Schedule 13G/A dated August 31, 2002 that was filed with the Commission jointly by The Travelers Indemnity Company ("Indemnity"), The Travelers Insurance Group Holdings Inc. ("TIGHI"), Travelers Property Casualty Corp. ("TAP"), Citigroup Insurance Holding Corporation ("CIH"), Associated Madison Companies, Inc. ("AMAD") and Citigroup Inc. ("Citigroup"). According to the Schedule 13G/A, Indemnity, TIGHI and TAP have shared voting and dispositive power with respect to 1,451,762 shares of Common Stock, and CIH, AMAD and Citigroup have shared voting and dispositive power with respect to 2,503,038 shares of Common Stock. This amount includes 714,286 shares of Common Stock issuable upon conversion of outstanding trust preferred securities.

(5) The number of shares of Common Stock shown as beneficially owned is based upon the number of shares of Common Stock issued to the holder upon the exchange of trust preferred securities on June 20, 2002 and includes 714,286 shares of Common Stock issuable upon conversion of outstanding trust preferred securities.

(6) The number of shares of Common Stock shown as beneficially owned was derived from information provided by Putnam Investments, LLC ("Putnam Investments") and a Schedule 13G/A dated February 5, 2002 that was filed with the Commission jointly by Putnam Investments, Marsh & McLennan Companies, Inc. ("Marsh"), Putnam Investment Management, LLC ("PIM") and Putnam Advisory Company, LLC ("PAC"). According to the Schedule 13G/A: (a) Putnam Investments has shared voting power with respect to 461,135 shares of Common Stock and shared dispositive power with respect to 1,465,280 shares of Common Stock, (b) PIM has shared dispositive power with respect to 416,735 shares of Common Stock, and (c) PAC has shared voting power with respect to 461,135 shares of Common Stock and shared dispositive power with respect to 1,048,545 shares of Common Stock. This amount also includes 1,000,000 shares of Common Stock purchased by Putnam Investments and its affiliates in a private placement consummated on June 20, 2002. These shares are beneficially owned by Putnam Investments.

(7) The number of shares of Common Stock shown as beneficially owned was derived from a Schedule 13G/ A dated February 14, 2002 that was filed with the Commission jointly by Fidelity Management & Research Company ("FMRC"), Fidelity Low Priced Stock Fund (the "Fund"), FMR Corp. ("FMR"), Edward C. Johnson 3d and Abigail P. Johnson. According to the Schedule 13G/A, FMRC, a wholly-owned subsidiary of FMR, is the beneficial owner of 536,500 shares of Common Stock in its capacity as investment adviser to the Fund, which owns the shares. Edward C. Johnson 3d and FMR, through their control of FMRC and the Fund, each has dispositive power with respect to these shares. According to the Schedule 13G/A, Edward C. Johnson 3d, Abigail P. Johnson and members of the Johnson family, through their ownership of voting common stock of FMR, may be deemed to be a controlling group with respect to FMR, and therefore have dispositive power with respect to these shares. According to the Schedule 13G/A, the Board of Trustees for the funds managed by FMRC has sole voting power with respect to these shares. This amount also includes 1,250,000 shares of Common Stock purchased by the Fund in a private placement consummated on June 20, 2002. These shares are beneficially owned by FMRC.

(8) The number of shares of Common Stock shown as beneficially owned was derived from a Schedule 13G/A dated February 7, 2002 that was filed with the Commission by Royce & Associates, Inc. ("Royce"). This amount also includes 550,000 shares of Common Stock purchased by Royce and its affiliates in a private placement consummated on June 20, 2002. These shares are beneficially owned by Royce.

BENEFICIAL OWNERSHIP OF MANAGEMENT AND DIRECTORS

     The following table sets forth certain information concerning the beneficial ownership of Common Stock as of September 1, 2002 by each director, by each executive officer, and by all directors and executive officers as a group.

                                                 SHARES OF         PERCENT OF          COMMON STOCK
NAME OF BENEFICIAL OWNER                        COMMON STOCK   OUTSTANDING SHARES   EQUIVALENT UNITS(9)
------------------------                        ------------   ------------------   -------------------
William H.T. Bush.............................    23,750(1)         *                       7,976
John M. Casper................................    84,000(2)         *                          --
Charles A. Dill...............................    18,250(3)         *                      26,712
James J. Kerley...............................    23,250(4)         *                     102,161
Robert C. Lannert.............................        --            *                      12,848
Lee M. Liberman...............................    33,250(1)         *                      28,074
John F. Logan.................................    77,000(5)         *                      13,387
Stephen J. Perkins............................   225,000(6)         *                          --
Charles F. Pollnow............................    18,250(1)         *                      27,338
John F. Schott................................    72,200(7)         *                          --
All directors and executive officers as a
  group (10 persons)..........................   574,950(8)           2.4%                218,496

-------------------------
 *  Less than 1.0%.

(1) Includes 10,750 shares issuable pursuant to options currently exercisable or exercisable within 60 days of September 1, 2002.

(2) Includes 4,000 shares issuable pursuant to options exercisable within 60 days of September 1, 2002.

(3) Includes 8,250 shares issuable pursuant to options currently exercisable or exercisable within 60 days of September 1, 2002.

(4) Includes 18,250 shares issuable pursuant to options currently exercisable or exercisable within 60 days of September 1, 2002.

(5) Includes 67,000 shares issuable pursuant to options currently exercisable or exercisable within 60 days of September 1, 2002.

(6) Includes 200,000 shares of restricted common stock of which 100,000 shares will vest November 6, 2002 and 100,000 shares will vest November 6, 2003.

(7) Includes 39,200 shares issuable pursuant to options currently exercisable or exercisable within 60 days of September 1, 2002.

(8) See footnotes (1) through (7).

(9) These Common Stock equivalent units are credited under our Directors Deferred Compensation Plan. The value of the Common Stock equivalent units mirrors the value of our Common Stock. The amounts ultimately realized by our directors will reflect changes in the market value of our Common Stock from the date of grant until the date of payout. The common stock equivalent units do not have voting rights, but are credited with dividend equivalents.

COMPENSATION OF DIRECTORS

     Directors who are employees of DTI receive no additional compensation for serving as directors. Each director who is not an employee receives an annual retainer fee of $20,000 for his services as a director, together with additional fees of $1,000 for attendance at each meeting of the full Board of Directors and $750 ($1,000 for committee chairmen) for attendance at each meeting of committees of the Board of Directors (with a per day cap of either $1,250 of committee meeting fees or $1,500 of committee meeting fees for chairmen of committees that meet on any given day). The Chairman of the Board receives an additional annual fee of $150,000 for his services. Directors are also entitled to reimbursement for their expenses incurred in attending meetings. On November 8, 2001 and September 5, 2002, the Board authorized special payments to Mr. Kerley, our Chairman of the Board, of $150,000 each, in recognition of his efforts on behalf of the Company during fiscal 2001 and 2002, respectively.

     Pursuant to our Directors Deferred Compensation Plan, each director who is not an employee of DTI must defer $10,000 of his annual retainer fee in Common Stock equivalent units until termination of his directorship. In addition, each such director may defer receipt of all or part of his remaining compensation until termination of his directorship. The value of the required deferred fees reflect a hypothetical investment in our Common Stock. The value of the optional deferred fees reflect a hypothetical investment in our Common Stock or in any combination of the investment funds made available to our employees under our 401(k) plan, in either case up until the time of termination of directorship. All Common Stock equivalent units held in each non-employee director's deferred fee account receive dividend equivalents.

     Directors Stock Option Plan. We maintain a 1994 Directors Non-Qualified Stock Option Plan (the "Directors Stock Option Plan"), that provides for the granting of options to our directors who are not employees, for up to 100,000 shares of Common Stock.

     Options granted or to be granted under the Directors Stock Option Plan may not be exercised for a period of two years from the date of grant and thereafter become exercisable on a cumulative basis in 25% increments beginning on the second anniversary of the date of grant and concluding on the fifth anniversary of the date of grant. All options granted under the Directors Stock Option Plan expire ten years from the date of grant.

     Options granted or to be granted under the Directors Stock Option Plan are nontransferable, and the exercise price must be equal to the fair market value of the Common Stock on the date of grant as set forth in the Directors Stock Option Plan or as determined by the Directors Stock Option Committee. Upon exercise, the exercise price must be paid in full in cash or such other consideration as the Directors Stock Option Committee may permit.

     The Directors Stock Option Plan by its express terms provides for the grant of options to each person upon becoming an eligible director with respect to 10,000 shares of Common Stock and the grant of an additional option to each person upon becoming Chairman of the Board (provided he is an eligible director) with respect to 5,000 shares of Common Stock, in each case at the fair market value on the date of grant. In addition, the Board has adopted a program pursuant to which each eligible director receives an annual grant of options with respect to 1,000 shares of Common Stock at the fair market value on the date of grant. No options were granted under the Directors Stock Option Plan during fiscal 2002 because of the 100,000 shares of Common Stock authorized to be issued pursuant to the Directors Stock Option Plan, options to purchase 98,500 shares were already outstanding. Because there were not enough options to purchase shares remaining under the Directors Stock Option Plan, 10,000 Common Stock equivalent units were granted to Mr. Lannert as of January 30, 2002 and 1,000 Common Stock equivalent units were granted to each of Messrs. Kerley, Bush, Dill, Liberman, Logan and Pollnow as of November 8, 2001.

                               EXECUTIVE OFFICERS

     The following provides certain information regarding our executive officers who are appointed by and serve at the pleasure of the Board of Directors:

             NAME                 AGE                               POSITION(S)
             ----                 ---                               -----------
Stephen J. Perkins............    55     President and Chief Executive Officer(1)
John M. Casper................    57     Senior Vice President--Finance and Chief Financial Officer
John F. Schott................    57     Chief Operating Officer

-------------------------
(1) See information under "Election of Directors."

     Mr. Casper has served as our Senior Vice President--Finance and Chief Financial Officer since January 22, 2001. Mr. Casper served from July 1997 until January 2001 as an independent financial consultant to small family-owned companies. From February 1994 to July 1997, Mr. Casper was Vice President and Chief Financial Officer of Petrolite Corporation, a specialty chemical manufacturer supplying the oil field market. From 1987 to February 1994, Mr. Casper was Executive Vice President-International and Chief Financial Officer of Mitek, Inc.

     Mr. Schott has served as our Chief Operating Officer since January 10, 2001. Mr. Schott has served in various capacities with DTI since 1990, including President of the Precision Assembly sector of our Automation Group, President of Detroit Tool and Engineering Company, President of the Peer Welding Systems division, and engineering manager of Advanced Assembly Automation, Inc.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid to our chief executive officer and our other two executive officers for services rendered in all capacities to us during the fiscal years ended June 25, 2000 and June 24, 2001, and June 30, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                              ANNUAL COMPENSATION                          AWARDS
                                     -------------------------------------      ----------------------------
                                                              OTHER ANNUAL       RESTRICTED       SECURITIES       ALL OTHER
  NAME AND PRINCIPAL                  SALARY       BONUS      COMPENSATION      STOCK AWARDS      UNDERLYING      COMPENSATION
       POSITION            YEAR       ($)(1)     ($)(2)(3)        ($)               ($)            OPTIONS            ($)
  ------------------       ----       ------     ---------    ------------      ------------      ----------      ------------
Stephen J. Perkins.....    2002      $480,000    $250,000       $108,655(4)             --              --          $14,437(5)
  President and Chief      2001(6)   $309,230    $192,000             --          $711,520(7)       80,000(8)       $ 7,405(5)
  Executive Officer        2000            --          --             --                --              --               --
John M. Casper.........    2002      $251,258    $110,000       $ 54,213(9)       $125,000(10)          --          $10,056(5)
  Senior Vice
    President--            2001(11)  $108,016    $ 50,000             --          $ 36,880(10)      20,000          $ 2,770(5)
  Finance and Chief        2000            --          --             --                --              --               --
  Financial Officer
John F. Schott.........    2002      $237,508    $ 90,000       $ 56,163(12)      $ 62,500(13)          --          $ 8,439(5)
  Chief Operating          2001      $211,466    $ 51,406             --          $ 70,000(13)          --          $12,255(5)
  Officer(14)              2000      $182,502    $ 94,500             --                --          18,000          $ 8,803(5)

-------------------------
 (1) Includes amounts deferred under the 401(k) feature of our Retirement Income Savings Plan and under our Non-Qualified Deferred Compensation Plan.

 (2) Reflects bonus payments earned during the fiscal year, all or a portion of which may have been paid in a subsequent fiscal year.

 (3) The bonuses paid to Messrs. Perkins, Casper and Schott in fiscal 2002 were in recognition of the special efforts each of them made in connection with our financial recapitalization transaction and corporate restructuring. The bonuses paid to Messrs. Perkins and Casper in fiscal 2001 were pursuant to their respective employment agreements.

 (4) Includes $80,451 paid to Mr. Perkins to reimburse him for expenses incurred in connection with his relocation to Dayton, Ohio and for taxes related to such reimbursement.

 (5) Represents matching contributions under our Retirement Income Savings Plan and Non-Qualified Deferred Compensation Plan and the payment of premiums for term life insurance for the benefit of the executive officers. The matching contributions were $7,125 and $14,140 for Mr. Perkins in 2001 and 2002, respectively; $2,560 and $9,759 for Mr. Casper in 2001 and 2002, respectively; and $8,383, $11,835 and $8,178 for Mr. Schott in 2000, 2001 and 2002, respectively. The term life insurance premiums were $280 and $297 for Mr. Perkins in 2001 and 2002, respectively; $210 and $297 for Mr. Casper in 2001 and 2002, respectively; and $420, $420 and $261 for Mr. Schott in 2000, 2001 and 2002, respectively.

 (6) Reflects compensation earned from November 6, 2000, the commencement of Mr. Perkins' employment with DTI.

 (7) The amount shown represents the fair market value of the restricted stock award as of the date of grant. As of June 30, 2002, Mr. Perkins held 200,000 shares of restricted stock with an aggregate market value of $700,000. Of these 200,000 shares of restricted stock, 100,000 shares will vest November 6, 2002 and 100,000 shares will vest November 6, 2003. Dividends will be paid on such shares of restricted stock if and when the Board pays dividends on our Common Stock.

 (8) These options were terminated in connection with the issuance of the restricted shares referenced in footnote (7) above.

 (9) Includes $38,711 paid to Mr. Casper to reimburse him for expenses incurred in connection with his relocation to Dayton, Ohio and for taxes related to such reimbursement.

(10) The amount shown represents the fair market value of the restricted stock award as of the date of grant. As of June 30, 2002, Mr. Casper held 30,000 shares of restricted stock with an aggregate market value of $105,000. During the fiscal year ended June 30, 2002, Mr. Casper was awarded 20,000 shares of restricted stock, 5,000 shares of which vested on September 12, 2002 and 5,000 of which will vest on each of September 12, 2003, September 12, 2004 and September 12, 2005. During the fiscal year ended June 24, 2001, Mr. Casper was awarded 10,000 shares of restricted stock, 2,500 shares of which vested on January 22, 2002 and 2,500 shares of which will vest on each of January 22, 2003, January 23, 2004 and January 22, 2005. Dividends will be paid on such shares of restricted stock if and when the Board pays dividends on our common stock.

(11) Reflects compensation earned from January 22, 2001, the commencement of Mr. Casper's employment with DTI.

(12) Includes $39,868 paid to Mr. Schott to reimburse him for expenses incurred in connection his relocation to Dayton, Ohio and for taxes related to such reimbursement.

(13) The amount shown represents the fair market value of the restricted stock award as of the date of grant. As of June 30, 2002, Mr. Schott held 30,000 shares of restricted stock with an aggregate market value of $105,000. During the fiscal year ended June 30, 2002, Mr. Schott was awarded 10,000 shares of restricted stock, 2,500 shares of which vested on each of September 12, 2002 and 5,000 of which will vest on each of September 12, 2003, September 12, 2004 and September 12, 2005. During the fiscal year ended June 24, 2001, Mr. Schott was awarded 20,000 shares of restricted stock, 5,000 shares of which vested on April 24, 2002 and 5,000 shares of which will vest on each of April 24, 2003, April 24, 2004 and April 24, 2005. Dividends will be paid on such shares of restricted stock if and when the Board pays dividends on our Common Stock.

(14) Mr. Schott was appointed Chief Operating Officer on January 10, 2001. Prior to this, Mr. Schott served in various non-executive officer capacities for us.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS.

  STEPHEN J. PERKINS

     Effective November 2000, we entered into a three-year employment agreement with Mr. Perkins, our President and Chief Executive Officer, the term of which is subject to automatic one-year extensions unless either party gives the required notice. The employment agreement provides that Mr. Perkins will receive an initial annual base salary of $480,000, subject to increase each year at the Board's discretion, a guaranteed cash bonus for fiscal 2001 equal to 60% of the base salary actually paid to Mr. Perkins in fiscal 2001 and annual incentive compensation for other fiscal years based on DTI and Mr. Perkins meeting performance criteria. Pursuant to the employment agreement, we entered into an agreement with Mr. Perkins for the issuance of 200,000 restricted shares of Common Stock to him. Under the agreement, Mr. Perkins is also entitled to participate in our executive compensation and employee benefit plans and programs, including long-term incentive plans, deferred compensation plans, health and medical insurance programs, 401(k) and other savings plans. We are also obligated to pay country club membership dues, a $1,250 monthly automobile allowance and personal income tax return preparation expenses for Mr. Perkins. The agreement also contains non-competition and confidentiality provisions applicable to Mr. Perkins.

     In November 2000, we also entered into a termination and change of control agreement with Mr. Perkins. This agreement provides that if Mr. Perkins' employment is terminated due to death, normal retirement or disability, he will be entitled to the unpaid portion of his salary and business expenses, vested, nonforfeitable amounts under benefit plans, and an amount equal to the average annual incentive compensation paid to him in the three fiscal years immediately preceding the year of termination, as prorated through his date of termination. In addition, his stock options will become exercisable and his restricted stock and performance shares will become vested to the extent and for the periods indicated in the relevant plans and programs. If his termination is due to disability, he also will continue to receive certain benefits.

     The termination and change of control agreement further provides that if we terminate Mr. Perkins' employment for cause, or if he voluntarily terminates his own employment without good reason, he will be entitled to receive the unpaid portion of his salary and business expenses for the current year, as well as any vested, nonforfeitable amounts in our compensation and benefits plans.

     If we terminate Mr. Perkins' employment without cause prior to a change in control, he will continue to be covered by certain benefit plans for two years, and he will be entitled to the unpaid portion of his salary and business expenses for the current year, any vested, nonforfeitable amounts in our compensation and benefits plans, brokerage commissions for the sale of his house, a payment equal to twice his annual base salary and target bonus, and an additional payment equal to 60% of his prorated annual base salary. In addition, his stock options will become exercisable, and his restricted stock and performance shares will become vested to the extent and for the periods indicated in the relevant plans and programs.

     The agreement also provides that Mr. Perkins' employment will continue for three years after a change in control. If, during that time, we terminate Mr. Perkins' employment without cause, or if he voluntarily terminates his own employment for good reason, he will continue to be covered by certain benefit plans for three years, and he will entitled to the unpaid portion of his salary and business expenses for the current year, a percentage of the current year's bonus, certain performance-based compensation, outplacement services, brokerage commissions for the sale of his house, a payment equal to three times his annual base salary and target bonus, and any vested, nonforfeitable amounts in our compensation and benefits plans. In addition, his stock options shall become exercisable, and his restricted stock and performance shares will become vested to the extent and for the periods indicated in the relevant plans and programs.

  JOHN M. CASPER AND JOHN F. SCHOTT

     In January 2001, we entered into a two-year employment agreement with Mr. Casper, our Chief Financial Officer and Executive Vice President-Finance, and in May 2001, we entered into a nearly identical two-year employment agreement with Mr. Schott, our Chief Operating Officer. Both agreements are subject to automatic one-year extensions unless either party serves the required notice The respective employment agreements provide for an annual base salary of at least $250,000 and $235,008 for Mr. Casper and Mr. Schott, respectively. The employment agreements contain non-competition and confidentiality provisions. The employment agreements also provide that Mr. Casper and Mr. Schott are each entitled to receive benefits and perquisites that are made available to all senior executives. Further, subject to the provisions of the change of control agreements described below, if we terminate the employment of Mr. Casper or Mr. Schott for any reason other than death, disability or cause, or if they voluntarily terminate their employment for good reason, the agreements provide that they will be entitled to receive their base salary and certain benefits for at least one year.

     In January 2001, we also entered into a change of control agreement with Mr. Casper, and in May 2001, we entered into a nearly identical change of control agreement with Mr. Schott. The respective change of control agreements provide that the employment of Mr. Casper and Mr. Schott will continue for at least two years after a change of control. Upon a change of control, previously granted stock options and restricted shares will become fully vested and exercisable. The agreements further provide that, after a change in control, if we terminate their employment without cause, or if they voluntarily terminate their employment for good reason, their benefits under qualified retirement plans will be fully vested, they will continue to be covered by certain medical, dental and vision benefits for two years and will be entitled to the unpaid portion of their respective salary and business expenses for the current year, a payment equal to two times their respective annual base salary and target bonus, and any vested, nonforfeitable amounts in our compensation and benefits plans.

OPTIONS

     No options were granted during the fiscal year ended June 30, 2002 to our executive officers. There were no SARs granted to or exercised by our executive officers in fiscal 2002, or outstanding as of June 30, 2002.

     None of the executive officers exercised options in fiscal 2002. The following table sets forth information concerning the unexercised options held by our executive officers as of June 30, 2002.

                         FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED,
                                                      UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                            OPTIONS AT                      OPTIONS AT
                                                          JUNE 24, 2001                  JUNE 30, 2002(1)
                                                   ----------------------------    ----------------------------
                     NAME                          EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                     ----                          -----------    -------------    -----------    -------------
Stephen J. Perkins.............................          --              --            --              --
John M. Casper.................................       4,000          16,000            --              --
John F. Schott.................................      36,000          14,800            --              --

-------------------------
(1) The value per option is calculated by subtracting the exercise price per option from the closing price of our Common Stock on the Nasdaq National Market on June 28, 2002, the last trading day before our fiscal year end. Based on this calculation, none of the unexercised options held by our executive officers were in-the-money at June 30, 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2000, our Executive Compensation and Development Committee consisted of Messrs. Bush, Liberman, Pollnow, Dill, Logan and Lannert. Mr. Logan was formerly an executive officer of DTI until his retirement on December 31, 1999.

EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

     The Executive Compensation and Development Committee (the "Committee"), whose principal purpose is to administer our executive and key employee compensation policies, is composed entirely of non-employee members of our Board of Directors. It reviews, recommends and approves changes to our compensation policies and programs for our chief executive officer and other senior executives and certain key employees of our business units whose annual base salaries exceed $100,000. In addition to its authority in areas of cash compensation, the Committee administers our stock incentive plans and agreements and approves grants to be made in connection therewith.

     In the Committee's discharge of its responsibilities, it considers the compensation of the chief executive officer, other senior executive officers and certain other key employees as described above, sets overall policy and considers in general the basis of the levels of compensation of other key contributing employees.

     Policy and Objectives. Recognizing its role as a key representative of the stockholders, the Committee seeks to promote the interests of stockholders by attempting to align management's remuneration, benefits and perquisites with our economic well-being. Because the achievement of operational objectives should, over time, represent the primary determinant of share price, the Committee links elements of compensation of executive officers and certain key employees with our operating performance. In this way, objectives under a variety of compensation programs should eventually reflect our overall performance. By adherence to the compensation program, the compensation process should provide for enhancement of stockholder value. Basically, the Committee seeks the successful implementation of our business strategy by attracting and retaining talented managers motivated to accomplish these stated objectives. The Committee attempts to be fair and competitive in its views of compensation. Rewards involve both business and individual performance. The key ingredients of the program consist of base salary, annual cash incentives and long-range incentives consisting primarily of grants of stock options and restricted stock. From time-to-time, the Committee retains independent compensation and benefits consultants to evaluate our compensation programs and advise the Committee in connection with the development of compensation programs.

     Base Salary. As a general principle, base salaries for the chief executive officer, as well as other executive and key officers, are set by the Committee using salary data for similar positions in companies that match our size in sales and earnings as a guideline. Target total cash compensation for each of our executive officers generally approximates the median amount in the salary data for the corresponding position. The Committee anticipates that it will continue to periodically update the salary surveys of companies comparable to us as a component in the determination of base salary for executive officers. In addition, the performance of each key executive is evaluated annually and salary adjustments are based on various factors, including revenue growth, earnings per share improvement, increases in cash flow, new product development, market appreciation for publicly-traded securities, reduction of debt, personal performance, and position in the salary study or survey range. The Committee approves base salary adjustments for executive officers, including the chief executive officer, and other key officers. Salary, incentive compensation and severance arrangements for our current president and chief executive officer were established by November 2000 agreements approved by the Board of Directors.

     Cash Incentive Compensation. To reward performance, our chief executive officer and other executives and key employees are eligible for annual cash bonuses. The actual amount of incentive compensation paid to each executive officer and key employee is predicated on our financial performance as a whole, the performance of the operations within the individual's area of responsibility, and an assessment of each participant's relative role in achieving our annual financial objectives as well as each such person's contributions of a strategic nature in maximizing stockholder value. Bonuses for corporate office executives and key employees, including our chief executive officer, our senior vice president--finance and chief financial officer, and chief operating officer, are calculated by reviewing corporate performance and determining, based on such performance, what percentage of a target incentive--established by the Committee and generally based on achievement of financial targets such as operating cash flow--each of the individuals should receive; and by reviewing such person's contributions of a strategic nature in maximizing stockholder value. Bonuses for executives and key employees whose area of management responsibility is primarily limited to one or more of our business units are calculated by reviewing the performance of those units with respect to several operating measures and determining, based on such performance, what percentage of target compensation each such executive or key employee should receive. The Committee may award discretionary bonuses for individuals whose applicable business units fail to meet financial performance objectives. The Committee awarded discretionary bonuses with respect to fiscal 2002, as set forth in the Summary Compensation Table, to Messrs. Perkins, Casper and Schott in recognition of their efforts in completing our financial recapitalization and implementing our corporate restructuring during the fiscal year.

     Stock-Based Incentives. Our 1994 Employee Stock Option Plan (the "1994 Plan") and 1996 Long-Term Incentive Plan (the "LTIP") are long-term incentive programs intended to promote our interests by attracting and retaining exceptional executive personnel and other key employees, motivating such employees by means of stock options, restricted stock and performance-related incentives to achieve long-range performance goals, and enabling such employees to participate in our long-term growth and financial success. The basic objective of these plans is the specific and solid alignment of executive and stockholder interests by forging a direct relationship between this element of compensation and the stockholders' level of return. These programs represent our desire to permit executives and other key employees to obtain an ownership position and a proprietary interest in our Common Stock.

     Under the 1994 Plan, approved by the stockholders, stock option grants are approved, from time to time, by the Committee. Generally, the Committee attempts to reflect the optionee's potential impact on corporate financial and operational performance in the award of stock options. Stock options granted under the plan during fiscal 2002 have an exercise price equal to the market price of the Common Stock on the date of grant, expire after ten years, and vest 20% annually.

     The LTIP is also administered by the Committee. The LTIP provides for the granting of four types of awards on a stand alone, combination, or tandem basis, specifically, nonqualified stock options, incentive stock options, restricted stock and performance stock awards. During fiscal 2002, the Committee made awards under the LTIP of restricted stock to our senior vice president--finance and chief financial officer and our chief operating officer. We did not make any stock-based awards to our chief executive officer in fiscal 2002.

     Internal Revenue Code Limits on Executive Compensation. Under Section 162(m) of the Internal Revenue Code and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to any "covered employee" within the meaning of Section 162(m). However, performance-based compensation that has been approved by a company's stockholders is excluded from this limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). The Committee intends to provide for the tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is in the long-term best interests of DTI and is compatible with its determinations as to the most appropriate compensation of our executive officers. The Committee therefore reserves the authority to award non-deductible compensation in circumstances it deems appropriate to do so.

                                          Executive Compensation and Development
                                          Committee

                                          William H.T. Bush, Chairman
                                          Charles A. Dill
                                          Robert C. Lannert
                                          Lee M. Liberman
                                          John F. Logan
                                          Charles F. Pollnow

PERFORMANCE GRAPH

     The following graph presents the cumulative total return for DTI, the Nasdaq Market Index, and a peer group ("Peer Group") consisting of 46 U.S. companies traded on various exchanges and in the over-the-counter market in the same Standard Industrial Code (SIC) group as DTI (SIC Code 3559--Special Industrial Machinery; Not Elsewhere Classified), assuming the investment of $100 on June 27, 1997 and reinvestment of any dividends. The Peer Group includes DTI. The Nasdaq and the Peer Group data have been provided by Zacks Investment Research, Martinez, California, without independent verification.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------
          Company/Index/Market              6/27/97    6/26/98    6/28/99    6/23/00    6/22/01    6/28/02
-----------------------------------------------------------------------------------------------------------
 DT Industries, Inc.                        $100.00    $ 73.41    $ 25.22    $ 27.75    $ 17.30    $ 10.09
 Nasdaq Market Index                        $100.00    $129.99    $177.49    $267.37    $141.49    $101.75
 Peer Group                                 $100.00    $ 86.60    $152.43    $330.57    $202.04    $148.95

                              INDEPENDENT AUDITORS

     The Audit and Finance Committee has selected PricewaterhouseCoopers, LLP as our independent auditors for the fiscal year ended June 29, 2003. A representative of PricewaterhouseCoopers, LLP will be in attendance at the Annual Meeting to respond to appropriate questions.

                       AUDIT AND FINANCE COMMITTEE REPORT

     A copy of our current Audit and Finance Committee Charter was filed with, and attached to, the proxy statement for our 2001 Annual Meeting of Stockholders.

     The Audit and Finance Committee has reviewed and discussed our fiscal 2002 audited financial statements with management and PricewaterhouseCoopers LLP, our independent auditors. We discussed with PricewaterhouseCoopers LLP the results of its audit and examination of our fiscal 2002 financial statements, its evaluation of our internal controls and the overall assessment of the quality of our financial accounting and reporting functions. We also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit and Finance Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by

Independence Standards Board Standard No. 1 ("ISB Standard No. 1"). The Audit and Finance Committee has reviewed the materials received from the independent auditors and has met with representatives of PricewaterhouseCoopers LLP to discuss the auditor's independence. The Audit and Finance Committee has considered whether the tax consulting, tax planning and other non-audit services provided by PricewaterhouseCoopers LLP to us are compatible with maintaining the auditor's independence.

     Based on the Audit and Finance Committee's review of the above items and the discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that our audited fiscal 2002 financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Commission.

     Each member of the Audit and Finance Committee is independent, as defined in Nasdaq's Marketplace Rules.

     This report is submitted by the members of the Audit and Finance Committee.

                                          Lee M. Liberman, Chairman
                                          William H.T. Bush
                                          Charles A. Dill
                                          Robert C. Lannert
                                          Charles F. Pollnow

AUDIT FEES

     For the fiscal year ended June 30, 2002, PricewaterhouseCoopers LLP billed us $421,500 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q during such fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended June 30, 2002, PricewaterhouseCoopers LLP neither rendered, nor billed us for, professional services related to financial information systems design and implementation.

ALL OTHER FEES

     For the fiscal year ended June 30, 2002, PricewaterhouseCoopers LLP billed us $630,166 for services other than those described under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above. These services primarily consisted of tax compliance, tax consulting and planning services and services relating to the preparation and review of SEC filings other than our regular periodic reports on Forms 10-K and 10-Q.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Mr. Perkins, our chief executive officer, inadvertently failed to timely file a Form 4 for May 2002 and June 2002, as required under Section 16(a) of the Securities Exchange Act of 1934, in connection with purchase of shares of our Common Stock in the open market on May 30, 2002, May 31, 2002, June 4, 2002 and June 5, 2002. These transactions were reported on a Form 5 filed with the Securities and Exchange Commission on July 31, 2002.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Rule 14a-8 of the Securities Exchange Act of 1934 currently provides that stockholder proposals for the 2003 Annual Meeting must be received at our principal executive office no later than June 14, 2003 to be considered by us for possible inclusion in the proxy materials for the 2003 Annual Meeting.

     In addition, our amended and restated bylaws provide that stockholders desiring to bring business before the 2003 Annual Meeting, including nomination of a person for election to our Board of Directors, must provide written notice to us no earlier than 150 days and no later than 90 days before the date of the 2003 Annual Meeting, which we currently plan to hold on or about November 7, 2003. The written notice must include the information required by Section 14 of the amended and restated bylaws. These bylaw requirements for advance notice of stockholder proposals are separate and apart from the SEC requirements of Rule 14a-8 described above.

                             FINANCIAL INFORMATION

     Our 2002 Annual Report to Stockholders, which contains our Form 10-K for the fiscal year ended June 30, 2002, as filed with the SEC, is enclosed with this Proxy Statement. WE WILL PROVIDE, WITHOUT CHARGE, TO ANY RECORD OR BENEFICIAL STOCKHOLDER AS OF SEPTEMBER 20, 2002, WHO SO REQUESTS IN WRITING, A COPY OF THE EXHIBITS FILED WITH THE FORM 10-K. ANY SUCH REQUEST SHOULD BE DIRECTED TO DT INDUSTRIES, INC., 907 WEST FIFTH STREET, DAYTON, OHIO 45407,
ATTENTION: DENNIS S. DOCKINS, GENERAL COUNSEL AND SECRETARY.

     You are urged to complete, sign, date and return your proxy to make certain your shares of Common Stock will be voted at the Annual Meeting. For your convenience in returning the proxy, an addressed envelope is enclosed, requiring no additional postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          /s/ Dennis S. Dockins
                                          Dennis S. Dockins
                                          General Counsel and Secretary
October 11, 2002

                              [DT INDUSTRIES LOGO]

                                                                                                         PLEASE MARK
                                                                                                         YOUR VOTES AS
                                                                                                         INDICATED IN    [X]
                                                                                                         THIS EXAMPLE

BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1
1. To elect the following nominees as Directors of the Company to serve for     2. To transact such other business as may properly
   terms of three years or until their successors are elected and qualified.       come before the meeting or any adjournment
                                                                                   thereof, according to the proxies' discretion,
      FOR all nominees listed        WITHHOLD AUTHORITY                            and in their discretion.
        (except as marked to      to vote for all nominees
           the contrary)               listed below

                [ ]                         [ ]

Nominees for Directors:
Class III-- (Term of Office Expires in 2005): 01 William H.T. Bush,
            02 Charles A. Dill, 03 Robert C. Lannert

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name in the space below:
                                                                                         Please mark this box if you plan to attend
                                                                                         the meeting                            [ ]

-----------------------------------------------------------------------------

                                                                                      The shares represented by this proxy will be
                                                                                      voted in accordance with the specification
                                                                                      made. If no specification is made, the shares
                                                                                      represented by this proxy will be voted "FOR"
                                                                                      all nominees listed in Proposal 1 and in the
                                                                                      discretion of the proxies on such other
                                                                                      business as may properly come before the
                                                                                      meeting.

                                                                                      Dated:                                2002
                                                                                            --------------------------------

                                                                                      ------------------------------------------

                                                                                      ------------------------------------------

                                                                                      Please date and sign exactly as your name(s)
                                                                                      appears on the stock certificate. If shares
                                                                                      are held by joint tenants, both should sign.
                                                                                      When signing as attorney, executor,
                                                                                      administrator, trustee or guardian, please
                                                                                      give full title as such. If a corporation,
                                                                                      please sign in full corporate name by
                                                                                      president or other authorized officer. If a
                                                                                      partnership, please sign in partnership name
                                                                                      by authorized person. This proxy votes all
                                                                                      shares held in all capacities unless
                                                                                      specified.

-----------------------------------------------------------------------------------------------------------------------------------
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

                              [DT INDUSTRIES LOGO]


                                October 11, 2002
Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held at DT Industries, Inc.'s corporate headquarters, 907 W Fifth Street, Dayton, Ohio 15407 at 10:00 a.m., Eastern Standard Time, on Thursday, November 7, 2002. Enclosed you will find the formal Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, please date, sign and promptly return the attached proxy form above.

     We hope that you will attend and look forward to seeing you there.

/s/ James J. Kerley                     /s/ Stephen J. Perkins

James J. Kerley                         Stephen J. Perkins
Chairman of the Board                   President and Chief Executive Officer

                               DT INDUSTRIES, INC.

                                      PROXY

                         ANNUAL MEETING NOVEMBER 7, 2002

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

    The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of DT Industries, Inc. (the "Company"), each dated October 11, 2002, and the Annual Report for the Fiscal Year ended June 30, 2002, and appoints JOHN M. CASPER and GREGORY D. WILSON, or either of them, with full power to act alone, the proxies and true and lawful attorneys-in-fact of the undersigned to vote all shares of stock of said Company which the undersigned is entitled to vote at the 2002 Annual Meeting of the Stockholders of the Company to be held at the Company's corporate headquarters, 907 W. Fifth Street, Dayton, Ohio 45407, on November 7, 2002, at 10:00 a.m., Eastern Standard Time and at any adjournment thereof, with the same effect as if the undersigned were present and voting such shares on the following matters and in the following manner:

                           (continued on reverse side)

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